TETON Westwood SmallCap Equity Fund

A Series of The TETON Westwood Funds

SUMMARY PROSPECTUS January 28, 2014

Class A (WWSAX), C (WWSCX), I (WWSIX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and SAI and other information about the Fund online at www.gabelli.com. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com. The Fund’s Prospectus and SAI, both dated January 28, 2014, are incorporated by reference into this Summary Prospectus.

Investment Objective

The TETON Westwood SmallCap Equity Fund (the “SmallCap Equity Fund”) seeks to provide long term capital appreciation by investing primarily in smaller capitalization equity securities.

Fees and Expenses of the SmallCap Equity Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the SmallCap Equity Fund. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $100,000 in a Fund’s Class A Shares. More information about these and other discounts is available from your financial professional and in the section entitled “Classes of Shares” of the Fund’s statutory Prospectus and in the section entitled “Purchase and Redemption of Shares” of the Fund’s Statement of Additional Information (“SAI”).

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less) payable to the Fund	2.00%	2.00%	2.00%
Exchange Fee	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.50%	1.00%	None
Other Expenses	0.38%	0.38%	0.38%

Total Annual Fund Operating Expenses	1.88%	2.38%	1.38%
Less Fee Waiver and Expense Reimbursement(1)	(0.13)%	(0.13)%	(0.13)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)	1.75%	2.25%	1.25%

(1)	Teton Advisors, Inc. (the “Adviser”) has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the SmallCap Equity Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 1.75% for Class A Shares, 2.25% for Class C Shares, and 1.25% for Class I Shares. The fee waiver and expense reimbursement arrangement will continue until at least January 31, 2015, and may not be terminated by the Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap as of January 31 of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term.

Expense Example

This example is intended to help you compare the cost of investing in the SmallCap Equity Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the SmallCap Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods except as noted. The example also assumes that your investment has a 5% return each year and that the SmallCap Equity Fund’s operating expenses remain the same (taking into account the expense limitation for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$571	$955	$1,364	$2,503
Class C Shares	$328	$730	$1,259	$2,706
Class I Shares	$127	$424	$743	$1,646

You would pay the following expenses if you did not redeem your shares of the SmallCap Equity Fund:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$571	$955	$1,364	$2,503
Class C Shares	$228	$730	$1,259	$2,706
Class I Shares	$127	$424	$743	$1,646

Portfolio Turnover

The SmallCap Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the SmallCap Equity Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the SmallCap Equity Fund’s performance. During the most recent fiscal year, the SmallCap Equity Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the SmallCap Equity Fund invests at least 80% of its net assets (which includes, for purposes of this test, the amount of any borrowings for investment purposes) in a portfolio of common stocks of smaller companies. The Adviser characterizes small capitalization companies as those companies with a market capitalization (defined as shares outstanding times current market price) between $100 million and $2.5 billion at the time of the SmallCap Equity Fund’s initial investment. The Adviser may change this characterization at any time in the future based upon the market capitalizations of the securities included in the Russell 2000® Index. The Adviser closely monitors the issuers and will sell a stock if the stock achieves its price objective and has limited further potential for a price increase, the forecasted price/earnings ratio exceeds the future forecasted growth rate, and/or the issuer suffers a negative change in its fundamental outlook.

The SmallCap Equity Fund may also invest up to 25% of its total assets in foreign securities and in European Depositary Receipts (“EDRs”) or American Depositary Receipts (“ADRs”), including in emerging markets. The SmallCap Equity Fund may also invest in foreign debt securities.

Principal Risks

You May Want to Invest in the Fund if:

•	you are a long term investor
•	you seek growth of capital
•	you seek investments in small capitalization growth stocks as part of your overall investment strategy

The SmallCap Equity Fund’s share price will fluctuate with changes in the market value of the SmallCap Equity Fund’s portfolio securities. Your investment in the SmallCap Equity Fund is not guaranteed; you may lose money by investing in the SmallCap Equity Fund. When you sell SmallCap Equity Fund shares, they may be worth more or less than what you paid for them.

Investing in the SmallCap Equity Fund involves the following risks:

•

Management Risk.    If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the SmallCap Equity Fund holds, then the value of the SmallCap Equity Fund’s shares may decline.

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the SmallCap Equity Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•

Small- and Micro-Cap Company Risk.    Although small-cap and micro-cap companies may offer greater potential for capital appreciation than larger companies, investing in securities of small-cap and micro-cap companies may involve greater risks than investing in larger, more established issuers. Small-cap and micro-cap companies generally have limited product lines, markets, and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small-cap and micro-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, small-cap and micro-cap company stock prices tend to rise and fall in value more than other stocks. The risks of investing in micro-cap stocks and companies are even greater than those of investing in small-cap companies.

Performance

The bar chart and table provide an indication of the risks of investing in the SmallCap Equity Fund by showing changes in the SmallCap Equity Fund’s performance from year to year, and by showing how the SmallCap Equity Fund’s average annual returns for one year, five years, and ten years compared with those of a broad based securities market index. As with all mutual funds, the SmallCap Equity Fund’s past performance (before and after taxes) does not predict how the SmallCap Equity Fund will perform in the future. Updated information on the SmallCap Equity Fund’s results can be obtained by visiting www.gabelli.com.

TETON WESTWOOD SMALLCAP EQUITY FUND (Total returns for Class A Shares for the Years Ended December 31)*

*	Sales loads are not reflected in the above chart. If sales loads were reflected, the SmallCap Equity Fund’s returns would be less than those shown.

During the periods shown in the bar chart, the highest return for a quarter was 32.03% (quarter ended June 30, 2009) and the lowest return for a quarter was (32.91)% (quarter ended December 31, 2008).

Average Annual Total Returns (for the periods ended December 31, 2013, with maximum sales charges, if applicable)	Past One Year	Past Five Years	Past Ten Years
TETON Westwood SmallCap Equity Fund Class A Shares
Return Before Taxes	29.84%	21.21%	8.75%
Return After Taxes on Distributions	29.85%	21.12%	8.69%
Return After Taxes on Distributions and Sale of Fund Shares	16.90%	17.43%	7.19%
Class C Shares
Return Before Taxes	33.52%	21.61%	8.43%
Class I Shares (commenced operations on January 11, 2008)
Return Before Taxes	35.86%	22.82%	9.60%
Index (reflects no deduction for fees, expenses or taxes)
Russell 2000 Index	38.82%	20.08%	9.07%

The returns shown for Class I Shares prior to its actual inception date are those of the Class A Shares of the SmallCap Equity Fund. All Classes of the SmallCap Equity Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their SmallCap Equity Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs, (collectively, “IRAs”).

Management

The Adviser. Teton Advisors, Inc. serves as the Adviser to the SmallCap Equity Fund.

The Portfolio Manager. Mr. Nicholas F. Galluccio, Chief Executive Officer of the Adviser, has served as Portfolio Manager of the SmallCap Equity Fund since July 1, 2008.

Purchase and Sale of Fund Shares

The minimum initial investment must be at least $1,000 ($250 for IRAs or “Coverdell” Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There is no minimum for subsequent investments.

Generally, the minimum initial investment for Class I Shares is at least $500,000. However, this minimum initial investment is waived for employee benefit plans with assets of at least $50 million.

You can purchase or redeem the SmallCap Equity Fund’s shares on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal delivery or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), by Internet, by bank wire, or by Automated Clearing House (“ACH”) system.

You may also redeem SmallCap Equity Fund shares by telephone at 800-GABELLI (800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

You can also place orders to purchase or sell SmallCap Equity Fund shares through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with G.distributors, LLC, the Fund’s distributor (“G.distributors” or the “Distributor”). The broker-dealer or other financial intermediary will transmit these transaction orders to the Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Fund.

Tax Information

The SmallCap Equity Fund expects that distributions will generally be taxable as ordinary income or long term capital gains to taxable investors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the SmallCap Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the SmallCap Equity Fund and its related companies may pay the intermediary for the sale of SmallCap Equity Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the SmallCap Equity Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

464 multi 2014

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